Rule 497(e)

File Nos. 002-89550 and 811-03972

FUTUREFUNDS SERIES ACCOUNT

Group Flexible Premium Variable Annuity Contracts

Issued by

Great-West Life & Annuity Insurance Company

Supplement dated October 1, 2019 to the Prospectus and

Statement of Additional Information (“SAI”) dated May 1, 2019

This Supplement amends certain information contained in the Prospectus and SAI dated May 1, 2019.

At in-person meetings held on December 6-7, 2018 and June 12-13, 2019 the Board of Directors of Great-West Funds, Inc. approved an Agreement and Plan of Reorganization that provides for the merger of the Great-West T. Rowe Price Equity Income Fund (“Acquired Fund”), with and into the Great-West Large Cap Value Fund (formerly Great-West Putnam Equity Income Fund) (“Acquiring Fund”). Subject to approval by the shareholders of the Acquired Fund, it is anticipated the merger will be completed on or about October 25, 2019 (the “Merger Date”).

Participants may transfer assets out of the Variable Sub-Accounts for the Acquired Fund at any time prior to the Merger Date. Effective as of the close of business October 25, 2019, any assets remaining in the Variable Sub-Accounts for the Acquired Fund will become invested in the Variable Sub-Account for the Acquiring Fund. Any Participant utilizing a custom transfer feature such as Dollar Cost Averaging or Rebalancer involving the Acquired Fund, and any allocations made to the Variable Sub-Account for the Acquired will automatically be directed to the Variable Sub-Account for the Acquiring Fund.

This Supplement must be accompanied by, or read in conjunction with, the current Prospectus and

SAI dated May 1, 2019.

Please read this Supplement carefully and retain it for future reference.